AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT


         THIS AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT is made as of the 1st day of June, 1998, by and between each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such Schedule A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with
Section 16 (the "Issuers") and Funds Distributor, Inc. ("Distributor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

         WHEREAS,   the  Issuers  and  Distributor  are  parties  to  a  certain
Distribution  Agreement dated January 15, 1998 (the  "Distribution  Agreement");
and

         WHEREAS, American Century Capital Portfolios, Inc., has added a series, American Century Small Cap Value Fund; and

         WHEREAS, American Century Quantitative Equity Funds has added a series, American Century Small Cap Quantitative Fund; and

         WHEREAS, American Century Municipal Trust has added a series, Benham High-Yield Municipal Fund; and

         WHEREAS, American Century Investment Trust will issue multiple classes of shares of its series, Benham Prime Money Market Fund; and

         WHEREAS, the parties desire to amend the Distribution Agreement to add the new series and multiple classes.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. The new series are hereby added as parties to the Distribution Agreement.

         2. Schedules A, B, C, D and E to Distribution Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Schedules A, B, C, D and E attached hereto.

         3. After the date hereof, all references to the Distribution Agreement shall be deemed to mean the Distribution Agreement, as amended by this Amendment No. 1.

         4. In the event of a conflict between the terms of this Amendment No.1 and the Distribution Agreement, it is the intention of the parties that the terms of this Amendment No. 1 shall control and the Distribution Agreement shall be interpreted on that basis. To the extent the provisions of the Distribution Agreement have not been amended by this Amendment No. 1, the parties hereby confirm and ratify the Distribution Agreement.

         5. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

                       FUNDS DISTRIBUTOR, INC.


                       By: /s/ Marie E. Connolly
                       Name:   Marie E. Connolly
                       Title:  President and CEO

                       AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                       AMERICAN CENTURY INVESTMENT TRUST
                       AMERICAN CENTURY MUNICIPAL TRUST
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                       AMERICAN CENTURY PREMIUM RESERVES, INC.
                       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                       AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC. AMERICAN CENTURY TARGET MATURITIES TRUST
                       AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                       AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


                       By:    /s/ Patrick A. Looby
                              Patrick A. Looby
                              Vice President of each of the Issuers

                                   SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement
Fund                                                                   Date of Agreement
----                                                                   -----------------
AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
      Benham California Municipal Money Market Fund                    January 15, 1998
      Benham California High-Yield Municipal Fund                      January 15, 1998
      Benham California Tax-Free Money Market Fund                     January 15, 1998
      Benham California Limited Term Tax-Free Fund                     January 15, 1998
      Benham California Intermediate-Term Tax-Free Fund                January 15, 1998
      Benham California Long-Term Tax-Free Fund                        January 15, 1998
      Benham California Insured Tax-Free Fund                          January 15, 1998

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                              January 15, 1998
      American Century Real Estate Fund                                January 15, 1998
      American Century Value Fund                                      January 15, 1998
      American Century Small Cap Value Fund                            July 30, 1998

AMERICAN CENTURY GOVERNMENT INCOME TRUST
      Benham Short-Term Treasury Fund                                  January 15, 1998
      Benham Intermediate-Term Treasury Fund                           January 15, 1998
      Benham Long-Term Treasury Fund                                   January 15, 1998
      Benham Government Agency Money Market Fund                       January 15, 1998
      Benham Short-Term Government Fund                                January 15, 1998
      Benham GNMA Fund                                                 January 15, 1998
      Benham Inflation-Adjusted Treasury Fund                          January 15, 1998
      Benham Capital Preservation Fund                                 January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
      Benham International Bond Fund                                   January 15, 1998

AMERICAN CENTURY INVESTMENT TRUST
      Benham Prime Money Market Fund                                   January 15, 1998

AMERICAN CENTURY MUNICIPAL TRUST
      Benham Arizona Intermediate-Term Municipal Fund                  January 15, 1998
      Benham Florida Municipal Money Market Fund                       January 15, 1998
      Benham Florida Intermediate-Term Municipal Fund                  January 15, 1998
      Benham Tax-Free Money Market Fund                                January 15, 1998
      Benham Intermediate-Term Tax-Free Fund                           January 15, 1998
      Benham Long-Term Tax-Free Fund                                   January 15, 1998
      Benham Limited-Term Tax-Free Fund                                January 15, 1998
      Benham High-Yield Municipal Fund                                 March 31, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                                   January 15, 1998
      Benham Cash Reserve Fund                                         January 15, 1998
      Twentieth Century Growth Fund                                    January 15, 1998
      Twentieth Century Heritage Fund                                  January 15, 1998
      Benham Intermediate-Term Bond Fund                               January 15, 1998
      Benham Limited-Term Bond Fund                                    January 15, 1998
      Benham Bond Fund                                                 January 15, 1998
      Twentieth Century Select Fund                                    January 15, 1998
      Twentieth Century Ultra Fund                                     January 15, 1998
      Twentieth Century Vista Fund                                     January 15, 1998
      Twentieth Century Giftrust                                       January 15, 1998
      Twentieth Century New Opportunities Fund                         January 15, 1998
      Benham High Yield Fund                                           January 15, 1998

AMERICAN CENTURY PREMIUM RESERVES, INC.
      Benham Premium Government Reserve Fund                           January 15, 1998
      Benham Premium Capital Reserve Fund                              January 15, 1998
      Benham Premium Managed Bond Fund                                 January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
      American Century Equity Growth Fund                              January 15, 1998
      American Century Income & Growth Fund                            January 15, 1998
      American Century Global Gold Fund                                January 15, 1998
      American Century Global Natural Resources Fund                   January 15, 1998
      American Century Utilities Fund                                  January 15, 1998
      American Century Small Cap Quantitative Fund                     July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive                January 15, 1998
      American Century Strategic Allocation: Conservative              January 15, 1998
      American Century Strategic Allocation: Moderate                  January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
      Benham Target Maturities Trust:  2000                            January 15, 1998
      Benham Target Maturities Trust:  2005                            January 15, 1998
      Benham Target Maturities Trust:  2010                            January 15, 1998
      Benham Target Maturities Trust:  2015                            January 15, 1998
      Benham Target Maturities Trust:  2020                            January 15, 1998
      Benham Target Maturities Trust:  2025                            January 15, 1998

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
      American Century VP Advantage                                    January 15, 1998
      American Century VP Balanced                                     January 15, 1998
      American Century VP Capital Appreciation                         January 15, 1998
      American Century VP International                                January 15, 1998
      American Century VP Income & Growth                              January 15, 1998
      American Century VP Value                                        January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                          January 15, 1998
      Twentieth Century International Growth Fund                      January 15, 1998
      Twentieth Century International Discovery Fund                   January 15, 1998

                                   SCHEDULE B

                              Investor Class Funds
Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
      Benham California Municipal Money Market Fund                    January 15, 1998
      Benham California High-Yield Municipal Fund                      January 15, 1998
      Benham California Tax-Free Money Market Fund                     January 15, 1998
      Benham California Limited Term Tax-Free Fund                     January 15, 1998
      Benham California Intermediate-Term Tax-Free Fund                January 15, 1998
      Benham California Long-Term Tax-Free Fund                        January 15, 1998
      Benham California Insured Tax-Free Fund                          January 15, 1998

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund1                             January 15, 1998
      American Century Real Estate Fund1                               January 15, 1998
      American Century Value Fund1                                     January 15, 1998
      American Century Small Cap Value Fund1                           July 30, 1998

AMERICAN CENTURY GOVERNMENT INCOME TRUST
      Benham Short-Term Treasury Fund1                                 January 15, 1998
      Benham Intermediate-Term Treasury Fund1                          January 15, 1998
      Benham Long-Term Treasury Fund1                                  January 15, 1998
      Benham Government Agency Money Market Fund1                      January 15, 1998
      Benham Short-Term Government Fund1                               January 15, 1998
      Benham GNMA Fund1                                                January 15, 1998
      Benham Inflation-Adjusted Treasury Fund1                         January 15, 1998
      Benham Capital Preservation Fund                                 January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
      Benham International Bond Fund1                                  January 15, 1998

AMERICAN CENTURY INVESTMENT TRUST
      Benham Prime Money Market Fund1                                  June 1, 1998

AMERICAN CENTURY MUNICIPAL TRUST
      Benham Arizona Intermediate-Term Municipal Fund                  January 15, 1998
      Benham Florida Municipal Money Market Fund                       January 15, 1998
      Benham Florida Intermediate-Term Municipal Fund                  January 15, 1998
      Benham Tax-Free Money Market Fund                                January 15, 1998
      Benham Intermediate-Term Tax-Free Fund                           January 15, 1998
      Benham Long-Term Tax-Free Fund                                   January 15, 1998
      Benham Limited-Term Tax-Free Fund                                January 15, 1998
      Benham High-Yield Municipal Fund                                 March 31, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund1                                  January 15, 1998
      Benham Cash Reserve Fund1                                        January 15, 1998
      Twentieth Century Growth Fund1                                   January 15, 1998
      Twentieth Century Heritage Fund1                                 January 15, 1998
      Benham Intermediate-Term Bond Fund1                              January 15, 1998
      Benham Limited-Term Bond Fund1                                   January 15, 1998
      Benham Bond Fund1                                                January 15, 1998
      Twentieth Century Select Fund1                                   January 15, 1998
      Twentieth Century Ultra Fund1                                    January 15, 1998
      Twentieth Century Vista Fund1                                    January 15, 1998
      Twentieth Century Giftrust                                       January 15, 1998
      Twentieth Century New Opportunities Fund                         January 15, 1998
      Benham High Yield Fund

AMERICAN CENTURY PREMIUM RESERVES, INC.
      Benham Premium Government Reserve Fund                           January 15, 1998
      Benham Premium Capital Reserve Fund                              January 15, 1998
      Benham Premium Bond Fund                                         January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
      American Century Equity Growth Fund1                             January 15, 1998
      American Century Income & Growth Fund1                           January 15, 1998
      American Century Global Gold Fund1                               January 15, 1998
      American Century Global Natural Resources Fund1                  January 15, 1998
      American Century Utilities Fund1                                 January 15, 1998
      American Century Small Cap Quantitative Fund1                    July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive1               January 15, 1998
      American Century Strategic Allocation: Conservative1             January 15, 1998
      American Century Strategic Allocation: Moderate1                 January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
      Benham Target Maturities Trust:  20001                           January 15, 1998
      Benham Target Maturities Trust:  20051                           January 15, 1998
      Benham Target Maturities Trust:  20101                           January 15, 1998
      Benham Target Maturities Trust:  20151                           January 15, 1998
      Benham Target Maturities Trust:  20201                           January 15, 1998
      Benham Target Maturities Trust:  20251                           January 15, 1998

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
      American Century VP Advantage                                    January 15, 1998
      American Century VP Balanced                                     January 15, 1998
      American Century VP Capital Appreciation                         January 15, 1998
      American Century VP International                                January 15, 1998
      American Century VP Income & Growth                              January 15, 1998
      American Century VP Value                                        January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund1                         January 15, 1998
      Twentieth Century International Growth Fund1                     January 15, 1998
      Twentieth Century International Discovery Fund1                  January 15, 1998

----------
(1)  Multiple Classes of Shares

                                   SCHEDULE C

                            Institutional Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                              January 15, 1998
      American Century Real Estate Fund                                January 15, 1998
      American Century Value Fund                                      January 15, 1998
      American Century Small Cap Value Fund                            July 30, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                                   January 15, 1998
      Twentieth Century Growth Fund                                    January 15, 1998
      Twentieth Century Heritage Fund                                  January 15, 1998
      Twentieth Century Select Fund                                    January 15, 1998
      Twentieth Century Ultra Fund                                     January 15, 1998
      Twentieth Century Vista Fund                                     January 15, 1998

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
      American Century Equity Growth Fund                              January 15, 1998
      American Century Income & Growth Fund                            January 15, 1998
      American Century Small Cap Quantitative Fund                     July 30, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                          January 15, 1998
      Twentieth Century International Growth Fund                      January 15, 1998
      Twentieth Century International Discovery Fund                   January 15, 1998

                                   SCHEDULE D

                               Service Class Funds
Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                              January 15, 1998
      American Century Real Estate Fund                                January 15, 1998
      American Century Value Fund                                      January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                                   January 15, 1998
      Benham Cash Reserve Fund                                         January 15, 1998
      Twentieth Century Growth Fund                                    January 15, 1998
      Twentieth Century Heritage Fund                                  January 15, 1998
      Benham Intermediate-Term Bond Fund                               January 15, 1998
      Benham Limited-Term Bond Fund                                    January 15, 1998
      Benham Bond Fund                                                 January 15, 1998
      Twentieth Century Select Fund                                    January 15, 1998
      Twentieth Century Ultra Fund                                     January 15, 1998
      Twentieth Century Vista Fund                                     January 15, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive                January 15, 1998
      American Century Strategic Allocation: Conservative              January 15, 1998
      American Century Strategic Allocation: Moderate                  January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                          January 15, 1998
      Twentieth Century International Growth Fund                      January 15, 1998
      Twentieth Century International Discovery Fund                   January 15, 1998

                                   SCHEDULE E

                               Advisor Class Funds

Fund                                                                   Date of Agreement
----                                                                   -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                              January 15, 1998
      American Century Value Fund                                      January 15, 1998
      American Century Real Estate Fund                                January 15, 1998
      American Century Small Cap Value Fund                            July 30, 1998

AMERICAN CENTURY GOVERNMENT INCOME TRUST
      Benham Short-Term Treasury Fund                                  January 15, 1998
      Benham Intermediate-Term Treasury Fund                           January 15, 1998
      Benham Long-Term Treasury Fund                                   January 15, 1998
      Benham Government Agency Money Market Fund                       January 15, 1998
      Benham Short-Term Government Fund                                January 15, 1998
      Benham GNMA Fund                                                 January 15, 1998
      Benham Inflation-Adjusted Treasury Fund                          January 15, 1998

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
      Benham International Bond Fund                                   January 15, 1998

AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                                   January 15, 1998
      Benham Cash Reserve Fund                                         January 15, 1998
      Twentieth Century Growth Fund                                    January 15, 1998
      Twentieth Century Heritage Fund                                  January 15, 1998
      Benham Intermediate-Term Bond Fund                               January 15, 1998
      Benham Limited-Term Bond Fund                                    January 15, 1998
      Benham Bond Fund                                                 January 15, 1998
      Twentieth Century Select Fund                                    January 15, 1998
      Twentieth Century Ultra Fund                                     January 15, 1998
      Twentieth Century Vista Fund                                     January 15, 1998
      Benham High Yield Fund

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
      American Century Equity Growth Fund                              January 15, 1998
      American Century Income & Growth Fund                            January 15, 1998
      American Century Global Gold Fund                                January 15, 1998
      American Century Global Natural Resources Fund                   January 15, 1998
      American Century Utilities Fund                                  January 15, 1998
      American Century Small Cap Quantitative Fund                     July 30, 1998

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive                January 15, 1998
      American Century Strategic Allocation: Conservative              January 15, 1998
      American Century Strategic Allocation: Moderate                  January 15, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
      Benham Target Maturities Trust:  2000                            January 15, 1998
      Benham Target Maturities Trust:  2005                            January 15, 1998
      Benham Target Maturities Trust:  2010                            January 15, 1998
      Benham Target Maturities Trust:  2015                            January 15, 1998
      Benham Target Maturities Trust:  2020                            January 15, 1998
      Benham Target Maturities Trust:  2025                            January 15, 1998

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century Emerging Markets Fund                          January 15, 1998
      Twentieth Century International Growth Fund                      January 15, 1998
      Twentieth Century International Discovery Fund                   January 15, 1998

AMERICAN CENTURY INVESTMENT TRUST
      Benham Prime Money Market Fund                                   June 1, 1998